Exhibit 99.7

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      1999

Line                                                          1ST QTR      2ND QTR      3RD QTR      4TH QTR    TOTAL YEAR
                                                             ---------    ---------    ---------    ---------   ----------
       EARNINGS CONTRIBUTION
            BY SUBSIDIARY ($ MILLIONS)

1          Arizona Public Service                            $      33    $      70    $     130    $      34    $     267
2          Pinnacle West Energy                                     --           --           --           --           --
3          APS Energy Services                                      (2)          (2)          (2)          (3)          (9)
4          SunCor                                                    1            3           --            2            6
5          El Dorado                                                --           --           --           11           11
6          Parent Company                                           (1)          (2)          (2)          --           (5)
                                                             ---------    ---------    ---------    ---------    ---------

7              Income From Continuing Operations                    31           69          126           44          270

8a         Income Tax Benefit From Discontinued Operations          --           --           38           --           38
8b         Extraordinary Charge - Net of Income Tax                 --           --         (140)          --         (140)
                                                             ---------    ---------    ---------    ---------    ---------

9              Net Income                                    $      31    $      69    $      24    $      44    $     168
                                                             =========    =========    =========    =========    =========
       EARNINGS PER SHARE
            BY SUBSIDIARY - DILUTED

10         Arizona Public Service                            $    0.38    $    0.82    $    1.52    $    0.42    $    3.14
11         Pinnacle West Energy                                     --           --           --           --           --
12         APS Energy Services                                   (0.02)       (0.02)       (0.02)       (0.05)       (0.11)
13         SunCor                                                 0.01         0.03        (0.01)        0.03         0.07
14         El Dorado                                                --           --           --         0.13         0.14
15         Parent Company                                        (0.01)       (0.02)       (0.01)          --        (0.07)
                                                             ---------    ---------    ---------    ---------    ---------

16             Income From Continuing Operations                  0.36         0.81         1.48         0.53         3.17

17a        Income Tax Benefit From Discontinued Operations          --           --         0.45           --         0.45
17b        Extraordinary Charge - Net of Income Tax                 --           --        (1.65)          --        (1.65)
                                                             ---------    ---------    ---------    ---------    ---------

18             Net Income                                    $    0.36    $    0.81    $    0.28    $    0.53    $    1.97
                                                             =========    =========    =========    =========    =========

19     BOOK VALUE PER SHARE                                  $   25.49    $   25.58    $   25.84    $   26.00    $   26.00

       COMMON SHARES OUTSTANDING -
            DILUTED (THOUSANDS)
20         Average                                              85,176       85,093       84,989       84,894       85,009
21         End of Period                                        84,645       84,771       84,735       84,750       84,750

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      1999

Line                                                                1ST QTR      2ND QTR      3RD QTR      4TH QTR    TOTAL YEAR
                                                                   ---------    ---------    ---------    ---------   ----------
       ELECTRIC OPERATING REVENUES
           (DOLLARS IN  MILLIONS)
       REGULATED ELECTRICITY SEGMENT
           Retail
22             Residential                                         $     157    $     189    $     295    $     164    $     805
23             Business                                                  190          237          269          216          912
                                                                   ---------    ---------    ---------    ---------    ---------
24                 Total retail                                          347          426          564          380        1,717
           Wholesale revenue on delivered electricity
25             Traditional contracts                                      11           16           21           13           61
26             Retail load hedge management                               --           --          108           --          108
27         Transmission for others                                         3            3            3            3           11
28         Other miscellaneous services                                    3            4            6            5           18
                                                                   ---------    ---------    ---------    ---------    ---------
29                 Total regulated electricity                           364          449          702          401        1,915
                                                                   ---------    ---------    ---------    ---------    ---------
       MARKETING  AND TRADING SEGMENT
           Delivered marketing and trading
30             Generation sales other than native load                     7            6            6           11           30
31             Realized margins on electricity trading                     4           (2)           5            3           10
32             Other delivered electricity (a)                            17           22           45           27          111
                                                                   ---------    ---------    ---------    ---------    ---------
33             Total delivered marketing and trading                      28           26           56           41          151
                                                                   ---------    ---------    ---------    ---------    ---------
       OTHER MARKETING AND TRADING
34         Realized margins on delivered commodities
              other than electricity (a)                                  (1)          --           (2)           5            2
35         Prior period mark-to-market (gains) losses on
              contracts delivered during current period (a)               --           --           --           --           --
36         Change in mark-to-market for future-period deliveries          --            6           (1)          (4)           1
                                                                   ---------    ---------    ---------    ---------    ---------
37         Total other marketing and trading                              (1)           6           (3)           1            3
                                                                   ---------    ---------    ---------    ---------    ---------
38     Total marketing and trading                                        27           32           53           42          154
                                                                   ---------    ---------    ---------    ---------    ---------
39     Total electric operating revenues                           $     391    $     481    $     755    $     442    $   2,069
                                                                   =========    =========    =========    =========    =========
       ELECTRIC SALES (GWH)

       REGULATED ELECTRICITY SEGMENT
           Retail sales
40             Residential                                             1,796        1,939        3,160        1,880        8,775
41             Business                                                2,665        3,239        3,464        2,932       12,300
                                                                   ---------    ---------    ---------    ---------    ---------
42                 Total sales                                         4,461        5,178        6,624        4,812       21,075
           Wholesale electricity delivered
43             Traditional contracts                                     309          351          441          321        1,422
44             Retail load hedge management                               --           --          631           --          631
                                                                   ---------    ---------    ---------    ---------    ---------
45                 Total regulated electricity                         4,770        5,529        7,696        5,133       23,128
                                                                   ---------    ---------    ---------    ---------    ---------
       MARKETING  AND TRADING SEGMENT
           Delivered marketing and trading
46             Generation sales other than native load                   348          254          171          494        1,267
47             Electricity trading                                     1,286        1,198        2,165        1,029        5,678
48             Other delivered electricity                               902        1,192        2,937        1,664        6,695
                                                                   ---------    ---------    ---------    ---------    ---------
49             Total delivered marketing and trading                   2,536        2,644        5,273        3,187       13,640
                                                                   ---------    ---------    ---------    ---------    ---------
50     Total electric sales                                            7,306        8,173       12,969        8,320       36,768
                                                                   =========    =========    =========    =========    =========

----------
(a) The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 38 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 33 are included in lines 29 and 32. For example, line 33 shows that a prior-period mark-to-market gain of $0 million was transferred to "realized" for the total year 1999. Lines 29 and 32 include amounts totaling $0 million of realized revenues for the year 1999.

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      1999

Line                                                                 1ST QTR    2ND QTR    3RD QTR    4TH QTR   TOTAL YEAR
                                                                     -------    -------    -------    -------   ----------
       MARKETING AND TRADING SEGMENT
            PRETAX GROSS MARGIN ANALYSIS
           (DOLLARS IN  MILLIONS)

       REALIZED AND MARK-TO-MARKET COMPONENTS
       Current Period Effects
           Realized margin on delivered commodities
               Electricity
51                 Generation sales other than native load           $     2    $     1    $     2    $     2     $     7
52                 Other electricity marketing and trading (a)             6         (2)         3         --           7
                                                                     -------    -------    -------    -------     -------
53                 Total electricity                                       8         (1)         5          2          14
54             Other commodities (a)                                      (1)        --         (2)         6           3
                                                                     -------    -------    -------    -------     -------
55             Total realized margin                                       7         (1)         3          8          17
                                                                     -------    -------    -------    -------     -------
           Prior-period mark-to-market (gains) losses on contracts
              delivered during current period (a)
56             Electricity                                                --         --         --         --          --
57             Other commodities                                          --         --         --         --          --
               Charge related to trading activities with Enron
58                and its affiliates                                      --         --         --         --          --
                                                                     -------    -------    -------    -------     -------
59             Subtotal                                                   --         --         --         --          --
                                                                     -------    -------    -------    -------     -------
60         Total current period effects                                    7         (1)         3          8          17
                                                                     -------    -------    -------    -------     -------
       Change in mark-to-market gains (losses) for
          future period deliveries
61         Electricity                                                    (1)         4         (1)        --           2
62         Other commodities                                               1          2         --         (4)         (1)
                                                                     -------    -------    -------    -------     -------
63         Total future period effects                                    --          6         (1)        (4)          1
                                                                     -------    -------    -------    -------     -------
64     Total gross margin                                            $     7    $     5    $     2    $     4     $    18
                                                                     =======    =======    =======    =======     =======

----------
(a) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      1999

Line                                                   1ST QTR    2ND QTR   3RD QTR    4TH QTR   TOTAL YEAR
                                                       -------    -------   -------    -------   ----------
       MARKETING AND TRADING SEGMENT
            PRETAX GROSS MARGIN ANALYSIS (CONTINUED)
           (DOLLARS IN  MILLIONS)

       BY COMMODITY SOLD OR TRADED

65     Electricity                                     $     7    $     3   $     4    $     2    $    16
66     Natural gas                                          (1)        --        --          1         --
67     Coal                                                 --         --        --         --         --
68     Emission allowances                                   1          2        (2)         1          2
69     Other                                                --         --        --         --         --
                                                       -------    -------   -------    -------    -------
70         Total gross margin                          $     7    $     5   $     2    $     4    $    18
                                                       =======    =======   =======    =======    =======
       BY PINNACLE WEST ENTITY

       Parent company marketing and trading division
71         Generation sales other than native load     $    --    $    --   $    --    $    --    $    --
72         Other marketing and trading                      --         --        --         --         --
       APS
73         Generation sales other than native load           2          1         2          2          7
74         Other marketing and trading                       5          4        --          2         11
       Pinnacle West Energy
75         Generation sales other than native load          --         --        --         --         --
76         Other marketing and trading                      --         --        --         --         --
       APS ES
77         Other marketing and trading                      --         --        --         --         --
                                                       -------    -------   -------    -------    -------
78     Total gross margin before income taxes          $     7    $     5   $     2    $     4    $    18
                                                       =======    =======   =======    =======    =======

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      1999

Line                                             1ST QTR    2ND QTR    3RD QTR    4TH QTR   TOTAL YEAR
                                                 -------    -------    -------    -------   ----------
           AVERAGE ELECTRIC CUSTOMERS

           Retail customers
79             Residential                       717,540    713,259    717,204    731,092     719,774
80             Business                           89,046     89,949     91,076     91,914      90,496
                                                 -------    -------    -------    -------     -------
81                 Total                         806,586    803,208    808,280    823,006     810,270
82         Wholesale customers                        67         67         71         73          70
                                                 -------    -------    -------    -------     -------
83                 Total customers               806,653    803,275    808,351    823,079     810,340
                                                 =======    =======    =======    =======     =======

84         Customer Growth (% over prior year)       4.2%       4.3%       4.2%       4.0%        4.2%

           RETAIL SALES (GWH) -
              WEATHER NORMALIZED

85         Residential                             1,859      1,984      3,166      1,924       8,933
86         Business                                2,669      3,280      3,461      2,893      12,303
                                                 -------    -------    -------    -------     -------
87                 Total                           4,528      5,264      6,627      4,817      21,236
                                                 =======    =======    =======    =======     =======
           RETAIL USAGE
               (KWH/AVERAGE CUSTOMER)

88         Residential                             2,503      2,719      4,406      2,571      12,191
89         Business                               29,928     36,009     38,034     31,899     135,918

           RETAIL USAGE -
                WEATHER NORMALIZED
               (KWH/AVERAGE CUSTOMER)

90         Residential                             2,591      2,782      4,414      2,632      12,411
91         Business                               29,973     36,465     38,001     31,475     135,951

           ELECTRICITY DEMAND (MW)

92         System peak demand                      3,343      4,885      4,935      3,881       4,935

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      1999

Line                                                         1ST QTR    2ND QTR    3RD QTR    4TH QTR   TOTAL YEAR
                                                             -------    -------    -------    -------   ----------
       ENERGY SOURCES (GWH)

       Generation production
93         Nuclear                                             2,295      2,080      2,397      2,077       8,849
94         Coal                                                2,677      2,764      3,230      3,204      11,875
95         Gas, oil and other                                    241        477        557        484       1,759
                                                             -------    -------    -------    -------     -------
96             Total                                           5,213      5,321      6,184      5,765      22,483
                                                             -------    -------    -------    -------     -------
       Purchased power
97         Firm load                                             170        753      1,470         87       2,480
98         Marketing and trading                               2,189      2,390      5,734      2,693      13,006
                                                             -------    -------    -------    -------     -------
99             Total                                           2,359      3,143      7,204      2,780      15,486
                                                             -------    -------    -------    -------     -------
100            Total energy sources                            7,572      8,464     13,388      8,545      37,969
                                                             =======    =======    =======    =======     =======
       POWER PLANT PERFORMANCE

       Capacity Factors
101        Nuclear                                                98%        88%       100%        87%         93%
102        Coal                                                   72%        74%        85%        85%         79%
103        Gas, oil and other                                      9%        18%        21%        18%         17%
104        System average                                         61%        61%        71%        66%         65%

       Generation Capacity Out of Service and Replaced for
       Native Load (average MW/day)
105        Nuclear                                                36        135          3        152          82
106        Coal                                                  337        368        177        172         264
107        Gas                                                    --         --         --         --          --
108            Total                                             373        503        180        324         345

109    Generation Fuel Cost ($/MWh)                          $ 10.00    $ 10.96    $ 11.02    $ 11.33     $ 10.85

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      1999

Line                                                    1ST QTR    2ND QTR    3RD QTR    4TH QTR   TOTAL YEAR
                                                        -------    -------    -------    -------   ----------
       ENERGY MARKET INDICATORS (a)

       Electricity Average Daily Spot Prices ($/MWh)
           On-Peak
110            Palo Verde                               $ 21.57    $ 29.02    $ 38.46    $ 33.31     $ 30.59
111            SP15                                     $ 21.26    $ 27.17    $ 35.01    $ 33.84     $ 29.32
           Off-Peak
112            Palo Verde                               $ 13.94    $ 15.33    $ 20.73    $ 22.26     $ 18.07
113            SP15                                     $ 13.68    $ 14.47    $ 20.60    $ 25.06     $ 18.45

       WEATHER INDICATORS

       Actual
114        Cooling degree-days                               71      1,312      2,353        589       4,325
115        Heating degree-days                              459        112         --        359         930
116        Average humidity                                  34%        27%        40%        28%         32%
       10-Year Averages
117        Cooling degree-days                               77      1,478      2,489        395       4,439
118        Heating degree-days                              546         34         --        433       1,013
119        Average humidity                                  45%        25%        34%        40%         36%

       ECONOMIC INDICATORS

       Building Permits -- Metro Phoenix (b)
120        Single-family                                  8,873      9,299      8,223      6,855      33,250
121        Multi-family                                   2,337      2,396      1,861      3,011       9,605
                                                        -------    -------    -------    -------     -------
122            Total                                     11,210     11,695     10,084      9,866      42,855
                                                        =======    =======    =======    =======     =======
       Arizona Job Growth (c)
123        Payroll job growth (% over prior year)           3.9%       4.4%       4.6%       4.2%        4.3%
124        Unemployment rate (%, seasonally adjusted)       4.4%       4.4%       4.3%       4.3%        4.4%

----------
Sources:
(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security

See Glossary of Terms.